                                                       1933 Act File No. 2-10638
                                                         1940 Act File No. 811-5


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

                         Pre-Effective Amendment No.                  [ ]

                       Post-Effective Amendment No. 88                [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT    [X]
                                     OF 1940

                              Amendment No. 88                        [X]

                        LORD ABBETT AFFILIATED FUND, INC.
                        ---------------------------------
                Exact Name of Registrant as Specified in Charter

                                90 Hudson Street
                          Jersey City, New Jersey 07302
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (800) 201-6984

                      Christina T. Simmons, Vice President
                                90 Hudson Street
                          Jersey City, New Jersey 07302
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

            immediately upon filing pursuant to paragraph (b)
-------

     X      on March 1, 2001 pursuant to paragraph (b)
-------

            60 days after filing pursuant to paragraph (a) (1)
-------
            on (date) pursuant to paragraph (a) (1)
-------
            75 days after filing pursuant to paragraph (a) (2)
-------
            on (date) pursuant to paragraph (a) (2) of Rule 485
-------

If appropriate, check the following box:


          this post-effective amendment designates a new effective date for a -------- previously filed post-effective amendment.

LORD ABBETT                      [GRAPHIC OF CHESS KNIGHT]-REGISTERED TRADEMARK-


AFFILIATED FUND




March 1, 2001
PROSPECTUS





--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                 THE FUND                                                   Page

What you should know  GOAL                                                    2
      about the Fund  PRINCIPAL STRATEGY                                      2
                      MAIN RISKS                                              2
                      PERFORMANCE                                             3
                      FEES AND EXPENSES                                       4


             YOUR INVESTMENT

     Information for  PURCHASES                                               5
       managing your  SALES COMPENSATION                                      7
        Fund account  OPENING YOUR ACCOUNT                                    8
                      REDEMPTIONS                                             9
                      DISTRIBUTIONS AND TAXES                                 9
                      SERVICES FOR FUND INVESTORS                             10
                      MANAGEMENT                                              11


          FOR MORE INFORMATION

   How to learn more  OTHER INVESTMENT TECHNIQUES                             12
      about the Fund  GLOSSARY OF SHADED TERMS                                13
                      RECENT PERFORMANCE                                      14


         FINANCIAL INFORMATION

                      FINANCIAL HIGHLIGHTS                                    16
                      LINE GRAPH COMPARISON                                   17
                      COMPENSATION FOR YOUR DEALER                            18


   How to learn more  BACK COVER
  about the Fund and
   other Lord Abbett
               Funds

                                    THE FUND


GOAL

    The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.


PRINCIPAL STRATEGY

    To pursue this goal, the Fund purchases equity securities of large, seasoned, U.S. and multinational companies that we believe are undervalued. The Fund may invest in such equity securities as common stocks, convertible bonds, convertible preferred stocks, and warrants. The Fund chooses stocks using

     - QUANTITATIVE RESEARCH to identify which stocks we believe represent the best bargains

     - FUNDAMENTAL RESEARCH to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

     - BUSINESS CYCLE ANALYSIS to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions

    The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forego some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.

    While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company value stocks may limit our downside risk because value stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks.

    We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.

    While typically fully invested, at times the Fund may invest temporarily, in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. We may take a temporary defensive position by investing some of the Fund's assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

    The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


[SIDENOTE]
WE OR THE FUND refers to Lord Abbett Affiliated Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

SMALL-COMPANY STOCKS are stocks of smaller companies which often are new and less established with a tendency to be faster-growing but more volatile than large company stocks.


VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


GROWTH STOCKS are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2  The Fund

                                                      --------------------------
                                      AFFILIATED FUND  Symbols: Class A - LAFFX
                                                                Class B - LAFBX
                                                                Class C - LAFCX

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

    The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

      91           22.0%
      92           12.4%
      93           13.2%
      94            4.1%
      95           31.7%
      96           20.1%
      97           25.2%
      98           14.4%
      99           16.9%
      00           15.2%

BEST QUARTER   4th Q '98    17.1%       WORST QUARTER  3rd Q '98   -11.6%
--------------------------------------------------------------------------------

    The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000

SHARE CLASS                             1 YEAR    5 YEARS      10 YEARS    SINCE INCEPTION(1)
Class A shares                           8.60%     16.89%       16.59%          12.80%
----------------------------------------------------------------------------------------------
Class B shares                           9.50%        -            -            18.91%
----------------------------------------------------------------------------------------------
Class C shares                          13.50%        -            -            19.16%
----------------------------------------------------------------------------------------------
Class P shares                          15.15%        -            -            15.28%
----------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index(2)  -9.10%     18.33%       17.44%          19.60%(3)
                                                                                12.26%(4)
----------------------------------------------------------------------------------------------
S&P Barra Value Index(2)                 6.08%     16.81%       16.88%          18.18%(3)
                                                                                11.10%(4)
----------------------------------------------------------------------------------------------


(1) The dates of inception for each class are: A -1/1/50; B -8/1/96; C -8/1/96; and P -12/8/97.
(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 7/31/96 - 12/31/00, to correspond with Class B and C inception dates.
(4) Represents total return for the period 12/31/97 - 12/31/00, to correspond with Class P inception date.





                                                                     The Fund  3

                                                                 AFFILIATED FUND


FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                CLASS A       CLASS B(2)      CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                       5.75%           none           none        none
--------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(3)               none(1)         5.00%          1.00%(1)    none
--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                               0.31%           0.31%          0.31%       0.31%
--------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)                         0.38%           1.00%          1.00%       0.45%
--------------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.14%           0.14%          0.14%       0.14%
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses(5)                                      0.83%           1.45%          1.45%       0.90%
--------------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.
(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                1 YEAR           3 YEARS          5 YEARS         10 YEARS
Class A shares              $655             $825            $1,009            $1,541
------------------------------------------------------------------------------------------
Class B shares              $648             $759            $  992            $1,567
------------------------------------------------------------------------------------------
Class C shares              $248             $459            $  792            $1,735
------------------------------------------------------------------------------------------
Class P shares              $ 92             $287            $  498            $1,108
------------------------------------------------------------------------------------------

You would have paid the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------
Class A shares              $655             $825            $1,009            $1,541
------------------------------------------------------------------------------------------
Class B shares              $148             $459            $  792            $1,567
------------------------------------------------------------------------------------------
Class C shares              $148             $459            $  792            $1,735
------------------------------------------------------------------------------------------
Class P shares              $ 92             $287            $  498            $1,108
------------------------------------------------------------------------------------------



[SIDENOTE]
MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.


12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.



4  The Fund

                                YOUR INVESTMENT

PURCHASES

    The Fund offers in this prospectus four classes of shares: Class A, B, C and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, C and P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

    You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

    FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

    We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------
 CLASS A  - normally offered with a front-end sales charge

 CLASS B  - no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase
          - higher annual expenses than Class A shares
          - automatically converts to Class A shares after eight years


 CLASS C  - no front-end sales charge, however, a CDSC is applied to shares sold prior to the first anniversary of purchase
          - higher annual expenses than Class A shares


 CLASS P  - available to certain pension or retirement plans and pursuant to a
            MUTUAL FUND FEE BASED PROGRAM


--------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                            TO COMPUTE
                             AS A % OF               AS A % OF            OFFERING PRICE
YOUR INVESTMENT           OFFERING PRICE          YOUR INVESTMENT          DIVIDE NAV BY
-----------------------------------------------------------------------------------------
Less than $50,000              5.75%                   6.10%                   .9425
-----------------------------------------------------------------------------------------
$50,000 to $99,999             4.75%                   4.99%                   .9525
-----------------------------------------------------------------------------------------
$100,000 to $249,999           3.95%                   4.11%                   .9605
-----------------------------------------------------------------------------------------
$250,000 to $499,999           2.75%                   2.83%                   .9725
-----------------------------------------------------------------------------------------
$500,000 to $999,999           1.95%                   1.99%                   .9805
-----------------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                                     1.0000
-----------------------------------------------------------------------------------------


[SIDENOTE]
NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.



                                                              Your Investment  5

    REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

    - RIGHTS OF ACCUMULATION - A PURCHASER may apply the value at public offering price of the shares already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.


    - LETTER OF INTENTION - A PURCHASER of Class A shares can purchase additional shares of any ELIGIBLE FUND over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

    FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

    CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

    - purchases of $1 million or more*

    - purchases by Retirement Plans with at least 100 eligible employees*

    - purchases under a SPECIAL RETIREMENT WRAP PROGRAM*

    - purchases made with dividends and distributions on Class A shares of another ELIGIBLE FUND

    - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares

    - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

    - purchases under a MUTUAL FUND FEE BASED PROGRAM

    - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

    - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions). These categories of purchasers also include family members of such purchasers.

    SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

    * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

    CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

    The Class A share CDSC generally will be waived for the following conditions:

    - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

    - redemptions continuing as investments in another fund participating in a SPECIAL RETIREMENT WRAP PROGRAM


[SIDENOTE]
RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs
- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
- Defined Contribution Plans

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only)

- under $50,000 - no documentation necessary
- over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."


6  Your Investment

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:


------------------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
------------------------------------------------------------------------------------------
ANNIVERSARY(1) OF THE DAY ON                         CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                             ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                         SUBJECT TO CHARGE)
On                             Before
------------------------------------------------------------------------------------------
                               1st                                5.0%
------------------------------------------------------------------------------------------
1st                            2nd                                4.0%
------------------------------------------------------------------------------------------
2nd                            3rd                                3.0%
------------------------------------------------------------------------------------------
3rd                            4th                                3.0%
------------------------------------------------------------------------------------------
4th                            5th                                2.0%
------------------------------------------------------------------------------------------
5th                            6th                                1.0%
------------------------------------------------------------------------------------------
on or after the 6th(2)                                            None
------------------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares

    The Class B share CDSC generally will be waived under the following circumstances:

    - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

    - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

    - death of the shareholder

    - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

    SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

    CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.

    CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a MUTUAL FUND FEE BASED PROGRAM, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.


SALES COMPENSATION

    As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service their shareholder accounts.


[SIDENOTE]
CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).


12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.



                                                              Your Investment  7

    Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of the Fund's net assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable annually with respect to each share class are up to .39% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to AUTHORIZED INSTITUTIONS, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the AUTHORIZED INSTITUTION waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

    We may pay ADDITIONAL CONCESSIONS to AUTHORIZED INSTITUTIONS from time to time.

    SALES ACTIVITIES. We may use 12b-1 distribution fees to pay AUTHORIZED INSTITUTIONS to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, ADDITIONAL CONCESSIONS to AUTHORIZED INSTITUTIONS, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

    SERVICE ACTIVITIES. We may pay 12b-1 service fees to AUTHORIZED INSTITUTIONS for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT
     - Regular Account                                            $250
     -----------------------------------------------------------------
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code               $250
     -----------------------------------------------------------------
     - Uniform Gift to Minor Account                              $250
     -----------------------------------------------------------------
     - Invest-A-Matic                                             $250
     -----------------------------------------------------------------

    For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

    You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

    LORD ABBETT AFFILIATED FUND, INC.
    P.O. Box 219100
    Kansas City, MO 64121


[SIDENOTE]
EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases", the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.



8  Your Investment

    PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

    BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


REDEMPTIONS

    Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.


    BY BROKER. Call your investment professional for instructions on how to redeem your shares.

    BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

    BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

    Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

    Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

    To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."


DISTRIBUTIONS AND TAXES

    The Fund expects to pay its shareholders dividends from its net investment income each quarter and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.


    For federal income tax purposes, the Fund's distribution of investment income and short-term capital gain is taxable to you as ordinary income. Distributions from the


[SIDENOTE]
SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


                                                              Your Investment  9

    Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.


    The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


    If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


    Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC       You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost         your Fund account by means of automatic money transfers
averaging)           from your bank checking account. See the attached
                     application for instructions.


DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any ELIGIBLE FUND ($50 minimum).


FOR SELLING SHARES

SYSTEMATIC           You can make regular withdrawals from most Lord Abbett
WITHDRAWAL           Funds. Automatic cash withdrawals will be paid to you from
PLAN ("SWP")         your account in fixed or variable amounts. To establish a
                     plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                     Your shares must be in non-certificate form.

CLASS B SHARES       The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND          Redemption proceeds due to a SWP for Class B and Class C
C SHARES             shares will be redeemed in the order described under
                     "CDSC" under "Purchases."

--------------------------------------------------------------------------------

OTHER SERVICES

    TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


10  Your Investment

    EXCHANGES. You or your investment professional, may instruct the Fund to exchange shares of any class for shares of the same class of any ELIGIBLE FUND. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the ELIGIBLE FUND determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.


    REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one time right to reinvest some or all of the proceeds in the same class of any ELIGIBLE FUND within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

    ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

    HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.

    ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

    SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any ELIGIBLE FUND.

MANAGEMENT

    The Fund's investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


    Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fees are calculated daily and payable monthly as follows:
            .50 of 1% on the first $200 million in assets
            .40 of 1% on the next $300 million
            .375 of 1% on the next $200 million
            .35 of 1% on the next $200 million
            .30 of 1% on the Fund's assets over $900 million


    For the fiscal year ended October 31, 2000, the actual fee paid to Lord Abbett was at an effective annual rate of .31 of 1%. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.


    INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The senior members of the team are: Thomas Hudson Jr., Robert Morris and Eli M. Salzmann, each a Partner of Lord Abbett. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzmann joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. from 1996 to 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1991 to 1996.



                                                             Your Investment  11

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

    This section describes some of the investment techniques that might be used by the Fund and their risks.


    ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

    CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

    DEBT SECURITIES. The Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.

    DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


    EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


    FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

    HIGH YIELD DEBT SECURITIES. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The Fund will not invest more than 5% of its assets in high yield debt securities.


12  For More Information

GLOSSARY OF SHADED TERMS

    ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

    In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

    AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

    ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for
    (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An ELIGIBLE FUND also is any AUTHORIZED INSTITUTION'S affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.


    ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.


    LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.


    To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the President of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).


    MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares


[SIDENOTE]
GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

  /s/ ROBERT A. DOE
  EXECUTOR OF THE ESTATE OF
  JOHN W. DOE

  [Date]


SIGNATURE GUARANTEED
MEDALLION GUARANTEED
  NAME OF GUARANTOR

/s/ David R. [Illegible]
------------------------
    AUTHORIZED SIGNATURE
(960)           X9003470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-TM-
                                              SR


- In the case of the corporation -
  ABC Corporation

 /s/  Mary B. Doe

  By Mary B. Doe, President

  [Date]


SIGNATURE GUARANTEED
MEDALLION GUARANTEED
  NAME OF GUARANTOR

/s/ David R. [Illegible]
------------------------
    AUTHORIZED SIGNATURE
(960)           X9003470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-TM-
                                              SR


                                                        For More Information  13

    (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

    PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

    SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an AUTHORIZED INSTITUTION showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a MUTUAL FUND FEE BASED PROGRAM. Such characteristics include, among other things, the fact that an AUTHORIZED INSTITUTION does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

    The following is a discussion of recent performance for the twelve month period ended October 31, 2000.


    The past fiscal year was characterized by a major swing in market sentiment toward value stocks. If the signs of a broadening out of the market and a turn back toward value investing were knocking at the back door then, they were using a battering ram during the usually quiet summer trading months. The high-flying growth stocks that had led the market throughout all of 1999 experienced a severe correction that has lasted well into the autumn. Conversely, the stocks of companies with attractive valuations and positive cash flows began to garner the interest of investors and surged ahead of the former market leaders. Granted, growth-oriented tech stocks saw a brief rally in June, but the first stone had been cast. Investors had been awakened to the perils of momentum investing, and for the first time in years, value stocks began to handily outperform growth stocks and the broad equity market. As of October 31, 2000, the S&P 500/BARRA Value Index was up 6.3% on a year-to-date basis versus a negative return of 8.9% for the S&P 500/BARRA Growth Index and a negative return of 1.8% for the S&P 500 Index. In addition, earnings shortfalls and other disparaging company news releases that brought down the stock prices of several large, widely-held companies once again proved that careful, bottom-up company research was worth more than wide-sweeping sector investing.


    At home in a value-friendly investment environment, the Affiliated Fund was able to perform very respectably. Stocks of electric utility companies, which constituted a large portion of the portfolio, contributed significantly to the Fund's positive performance, despite investors' concerns about rising interest rates. Many of our holdings were able to benefit from increasing deregulation in the industry, as well as high power consumption associated with mounting technology usage. Moreover, our relatively large exposure to energy companies paid off well, as rising oil prices helped boost the price of many of these stocks. Our careful stock picking in stocks of consumer non-cyclical companies, particularly healthcare companies, also significantly buoyed performance.


14  For More Information

    At the onset of the second quarter, we had already begun to significantly reduce the portfolio's exposure to many companies in the technology, telecommunications and media sectors due to high valuations and unstable business fundamentals. Many telecommunications services stocks experienced difficulties, as price competition in a number of markets caused companies to miss earnings estimates and to lower future growth forecasts. As we pared back our exposure to technology companies, we made select investments in undervalued companies in basic industries, utilities and financial services (especially insurance companies) where we saw more intrinsic value. While we maintained this weighting shift throughout the period, some of our remaining technology holdings still hampered overall performance.


    After a shaky start at the beginning of the year, financial services was one of the Fund's strongest performing areas by the end of the period. We were overweighted in insurance stocks and other financial intermediaries, many of which posted double-digit gains. However, we remained underweighted in the banking sector due to our expectation that some banks may experience credit quality issues. Our move to basic industries (paper, chemicals, and metals) proved to be a bit premature and worked against our performance early on. However, if the U.S. economy continues to slow, we believe investors will begin to anticipate a more balanced global economic growth environment that should favor the performance of these stocks.


    We believe the market is in the final stages of adjusting to a slowing growth rate for the U.S. economy over the next six to nine months. Interest rates are down and should be moving irregularly lower still. Current concerns about energy prices and dollar strength versus the Euro should ebb as our economy slows. We do not anticipate a change in our investment strategy for the short term. The low economic sensitivity and high interest rate sensitivity of our portfolio has served us well throughout this year. As the U.S. economy slows over the next six months, we will look to add to some of our favorite consumer cyclical stocks, as well as to rebuild our positions in technology when we see select companies offer good value.


                                                        For More Information  15

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

    This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A SHARES
                                                     ------------------------------------------------------------------------------
                                                                                Year Ended October 31,
Per Share Operating Performance:                      2000              1999              1998               1997          1996
NET ASSET VALUE, BEGINNING OF YEAR                   $16.22            $14.56            $14.84             $13.02        $11.98

INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                  .24(e)            .21(e)            .24                .30           .30
 Net realized and unrealized gain on investments       2.01              2.64              1.14               2.85          2.23

TOTAL FROM INVESTMENT OPERATIONS                       2.25              2.85              1.38               3.15          2.53

DISTRIBUTIONS
 Distributions from net investment income              (.24)             (.24)             (.27)              (.30)         (.30)
 Distributions from net realized gain                 (1.76)             (.95)            (1.39)             (1.03)        (1.19)
  Total distributions                                 (2.00)            (1.19)            (1.66)             (1.33)        (1.49)

NET ASSET VALUE, END OF YEAR                         $16.47            $16.22            $14.56             $14.84        $13.02

TOTAL RETURN(a)                                       15.12%            20.69%            10.27%             25.80%        23.23%

RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions                 .79%(b)           .74%(b)           .63%(b)            .65%(b)       .66%
 Expenses, excluding expense reductions                 .80%              .74%(b)           .63%(b)            .65%(b)       .66%
 Net investment income                                 1.62%             1.36%             1.64%              2.15%         2.61%
-----------------------------------------------------------------------------------------------------------------------------------


                                                                CLASS B SHARES                                CLASS C SHARES
                                         --------------------------------------------------------------   -----------------------
                                                                          Year Ended October 31,
                                         ----------------------------------------------------------------------------------------
Per Share Operating Performance:           2000         1999         1998         1997        1996(c)       2000         1999
NET ASSET VALUE, BEGINNING OF PERIOD      $16.23       $14.56       $14.84       $13.03       $11.88       $16.23       $14.56

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      .14(e)       .10(e)       .14          .20          .06          .14(e)       .10(e)
  Net realized and unrealized gain
   on investments                           2.02         2.65         1.12         2.84         1.14         2.02         2.65

TOTAL FROM INVESTMENT OPERATIONS            2.16         2.75         1.26         3.04         1.20         2.16         2.75

DISTRIBUTIONS
  Distributions from net investment
   income                                   (.14)        (.13)        (.15)        (.20)        (.05)        (.14)        (.13)
  Distribution from net realized gain      (1.76)        (.95)       (1.39)       (1.03)          --        (1.76)        (.95)
   Total distributions                     (1.90)       (1.08)       (1.54)       (1.23)        (.05)       (1.90)       (1.08)

NET ASSET VALUE, END OF PERIOD            $16.49       $16.23       $14.56       $14.84       $13.03       $16.49       $16.23

TOTAL RETURN(a)                            14.42%       19.87%        9.41%       24.78%       10.15%(d)    14.48%       19.80%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
   reduction                                1.44%(b)     1.43%(b)     1.38%(b)     1.42%         .34%(d)     1.44%(b)     1.43%(b)
  Expenses, excluding expense
   reduction                                1.45%        1.43%(b)     1.38%(b)     1.42%(b)      .34%(d)     1.45%        1.43%(b)
  Net investment income                      .94%         .66%         .87%        1.19%         .27%(d)      .93%         .66%
-----------------------------------------------------------------------------------------------------------------------------------

                                                    CLASS C SHARES                         CLASS P SHARES
                                           ----------------------------------    ------------------------------------

                                                                    Year Ended October 31,
                                           --------------------------------------------------------------------------
Per Share Operating Performance:            1998         1997        1996(c)       2000         1999        1998(c)
NET ASSET VALUE, BEGINNING OF PERIOD       $14.84       $13.02       $11.88       $16.19       $14.53       $14.24

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       .14          .22          .06          .22(e)       .19(e)       .18
  Net realized and unrealized gain
   on investments                            1.12         2.83         1.13         2.02         2.63          .27

TOTAL FROM INVESTMENT OPERATIONS             1.26         3.05         1.19         2.24         2.82          .45

DISTRIBUTIONS
  Distributions from net investment
   income                                    (.15)        (.20)        (.05)        (.22)        (.21)        (.16)
  Distribution from net realized gain       (1.39)       (1.03)          --        (1.76)        (.95)          --
   Total distributions                      (1.54)       (1.23)        (.05)       (1.98)       (1.16)        (.16)

NET ASSET VALUE, END OF PERIOD             $14.56       $14.84       $13.02       $16.45       $16.19       $14.53

TOTAL RETURN(a)                              9.41%       24.88%       10.07%(d)    15.11%       20.51%        3.21%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
   reduction                                 1.40%(b)     1.34%(b)      .33%(d)      .89%(b)      .88%(b)      .76%(b)(d)
  Expenses, excluding expense
   reduction                                 1.40%(b)     1.34%(b)      .33%(d)      .89%         .88%(b)      .76%(b)(d)
  Net investment income                       .85%        1.28%         .25%(d)     1.30%        1.22%        1.21%(d)
--------------------------------------------------------------------------------------------------------------------------


                                                                     Year Ended October 31,
                                     ----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:     2000                 1999                1998                 1997                1996
NET ASSETS, END OF YEAR (000)        $11,424,493          $10,080,754         $8,520,603           $7,697,754         $6,100,665
PORTFOLIO TURNOVER RATE              52.27%               62.30%              56.49%               46.41%             47.06%


(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) The ratio includes expenses paid through an expense offset arrangement.
(c) From commencement of operations for each class of shares: August 1, 1996 (Class B and C) and December 8, 1997 (Class P).
(d) Not annualized.
(e) Calculated using average shares outstanding during the year.


16  Financial Information

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the S&P 500-Registered Trademark- Index and S&P Barra Value Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[CHART]

Past performance is no guarantee of future results.


                                                        Fiscal Year-end 10/31

                The Fund (Class A shares)      The Fund (Class A)       S&P 500-Registered Trademark-
                   at net asset value     at maximum offering price(1)            Index(2)             S&P Barra Value Index(2)
    10/31/1990          $10,000                      $9,429                       $10,000                      $10,000
    10/31/1991          $12,801                     $12,069                       $13,342                      $13,069
    10/31/1992          $14,126                     $13,318                       $14,668                      $14,152
    10/31/1993          $16,635                     $15,684                       $16,056                      $17,572
    10/31/1994          $17,743                     $16,730                       $17,506                      $17,956
    10/31/1995          $23,375                     $20,152                       $22,129                      $22,092
    10/31/1996          $26,338                     $24,033                       $27,458                      $27,521
    10/31/1997          $33,230                     $34,238                       $36,272                      $35,706
    10/31/1998          $36,534                     $34,446                       $44,256                      $39,899
    10/31/1999          $44,094                     $43,574                       $55,613                      $47,483
    10/31/2000          $50,764                     $47,864                       $50,993                      $52,080


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
           SALES CHARGE FOR THE PERIODS ENDING OCTOBER 31, 2000

                    1 YEAR               5 YEARS              10 YEARS (OR LIFE)
--------------------------------------------------------------------------------
Class A(3)           8.50%                17.48%                   16.95%
--------------------------------------------------------------------------------
Class B(4)           9.42%                  -                      18.30%
--------------------------------------------------------------------------------
Class C(5)          13.49%                  -                      18.57%
--------------------------------------------------------------------------------
Class P(6)          15.11%                  -                      14.18%
--------------------------------------------------------------------------------


(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices, particularly that of the S&P 500-Registered Trademark- Index, is not necessarily representative of the Fund's performance.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2000 using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for life of the class).
(5) The Class C shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).
(6) The Class P shares were first offered on 12/8/97. Performance is at net asset value.


                                                       Financial Information  17

COMPENSATION FOR YOUR DEALER

---------------------------------------------------------------------------------------------------------------------------
                                                   FIRST YEAR COMPENSATION

                                  Front-end
                                  sales charge               Dealer's
                                  paid by investors          concession              Service fee(1)          Total compensation(2)
Class A investments               (% of offering price)      (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                         5.75%                      5.00%                  0.25%                      5.24%
$50,000 - $99,999                         4.75%                      4.00%                  0.25%                      4.24%
$100,000 - $249,999                       3.95%                      3.25%                  0.25%                      3.49%
$250,000 - $499,999                       2.75%                      2.25%                  0.25%                      2.49%
$500,000 - $999,999                       1.95%                      1.75%                  0.25%                      2.00%
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
First $5 million                 no front-end sales charge           1.00%                  0.25%                      1.25%
Next $5 million above that       no front-end sales charge           0.55%                  0.25%                      0.80%
Next $40 million above that      no front-end sales charge           0.50%                  0.25%                      0.75%
Over $50 million                 no front-end sales charge           0.25%                  0.25%                      0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                                Paid at time of sale (% of net asset value)
All amounts                      no front-end sales charge           3.75%                  0.25%                      4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
All amounts                      no front-end sales charge           0.75%                  0.25%                      1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                   Percentage of average net assets
All amounts                      no front-end sales charge           0.25%                  0.20%                      0.45%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                                   Percentage of average net assets(5)
All amounts                      no front-end sales charge           none                   0.25%                      0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
All amounts                      no front-end sales charge           none                   0.25%                      0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
All amounts                      no front-end sales charge           0.75%                  0.25%                      1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
All amounts                      no front-end sales charge           0.25%                  0.20%                      0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fees for Class A and P shares are paid quarterly. The first year's service fees on Class B and C shares are paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. ADDITIONAL CONCESSIONS may be paid to AUTHORIZED INSTITUTIONS, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for SPECIAL RETIREMENT WRAP PROGRAMS, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.
(4) Class B and C shares are subject to CDSCs.
(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to AUTHORIZED INSTITUTIONS, such as your dealer. These fees are paid quarterly in arrears.


18  Financial Information

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.

STATEMENTS OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


Lord Abbett Affiliated Fund, Inc.                                      LAA-1-300
                                                                       (3/01)

SEC FILE NUMBER: 811-5

[SIDENOTE]
TO OBTAIN INFORMATION

BY TELEPHONE.  Call the Fund at:
888-522-2388

BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from the SEC:
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



LORD ABBETT                      [GRAPHIC OF CHESS KNIGHT]-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                          LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

--------------------------------------------------------------------------------

                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                  PERMIT 552
                                                                 HACKENSACK NJ

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                              MARCH 1, 2001

                        Lord Abbett Affiliated Fund, Inc.
-------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated March 1, 2001.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


                     TABLE OF CONTENTS                   Page

 1.      Fund History                                       2
 2.      Investment Policies                                2
 3.      Management of the Fund                             5
 4.      Control Persons and Principal Holders
         of Securities                                      9
 5.      Investment Advisory and Other Services             9
 6.      Brokerage Allocations and Other Practices         10
 7.      Capital Stock & Other Securities                  11
 8.      Purchases, Redemptions & Pricing                  15
 9.      Taxation of the Fund                              18
10.      Underwriter                                       20
11.      Performance                                       20
12.      Financial Statements                              21

                                       1.
                                  FUND HISTORY

The Lord Abbett Affiliated Fund, Inc. (the "Fund") is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975. The Fund has 2,000,000,000 shares of authorized capital stock consisting of five classes (A, B, C, P and Y), $0.001 par value. The Fund offers five classes of shares: Class A, Class B, Class C, Class P, and Class Y. Only the Fund's Class A, B, C and P shares are offered in this Statement of Additional Information.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

          (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

          (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law);

          (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

          (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

          (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

          (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

          (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

          (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions above will be determined at the time of purchase or sale of the portfolio.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

          (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

          (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

          (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Act, deemed to be liquid by the Board of Directors;

          (4) invest in the securities of other investment companies except as permitted by applicable law;

          (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities);

          (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

          (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

          (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

          (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time;

          (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock; or

          (11) pledge, mortgage or hypothecate its assets, however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

PORTFOLIO TURNOVER RATE. For the year ended October 31, 2000, the Fund's portfolio turnover rate was 52.27% versus 62.30% for the prior year.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWINGS. The Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If the Fund borrows money and experiences a decline in net asset value, the borrowing will incur the Fund losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

COVERED CALL OPTIONS. We may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we might otherwise have sold to protect against depreciation. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current Prospectus.

DEBT SECURITIES. The Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. Issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.

HIGH YIELD DEBT SECURITIES. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The Fund will not invest more than 5% of its assets in high yield debt securities. In general, the market for lower-rated, high-yield bonds is more limited than the market for higher-rated bonds, and because trading in such bonds may be thinner and less active, the market prices of such bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower-yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower-rated, high-yield bonds, Lord Abbett's research and analyses are an important ingredient in the selection of such bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

PORTFOLIO SECURITIES LENDING. The Fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering the Fund's securities, if the borrower defaults. The Fund will limit its securities loans to 30% of its total assets and all loans will be fully collateralized.

COVERED CALL OPTIONS. We may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we might otherwise have sold to protect against depreciation. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current Prospectus.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Directors of the Fund is responsible for the management of the business and affairs of the Fund.

The following Director is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President, Age 55
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, DIRECTOR

Bigelow Media, LLC
717 Fifth Avenue, 26th Floor

New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network (1997-1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc.. Age 59.

WILLIAM H.T. BUSH, DIRECTOR
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., DIRECTOR
Monitor Clipper Partners
650 Madision Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Center of America, Inc. Age 58.

STEWART S. DIXON, DIRECTOR
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 70.

FRANKLIN W. HOBBS, DIRECTOR
720 Park Avenue, #8B
New York, New York

Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); and Chief Executive Officer of Dillon, Read & Co. (1994-1997). Age 53.

C. ALAN MACDONALD, DIRECTOR
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc. and J.B. Williams Co., Inc.. Age 67.

THOMAS J. NEFF, DIRECTOR
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Fund's retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



                   For the Fiscal Year Ended October 31, 2000
                   ------------------------------------------
       (1)                 (2)                       (3)                        (4)

                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 2000
                                                     Accrued by the             Total Compensation Paid
                           Aggregate                 Fund and Twelve            by the Fund and
                           Compensation              Other Lord                 Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Fund(1)               Funds(2)                   Funds(3)
----------------           ------------              --------------------       ------------------------
E. Thayer Bigelow          $28,596                   $19,491                    $60,000
William H. T. Bush         $28.719                   $16,396                    $60,500
Stewart S. Dixon           $29,749                   $35,872                    $62,900
Robert B. Calhoun, Jr.     $28,838                   $12,530                    $61,000
Franklin W. Hobbs*         none                      none                       none
C. Alan MacDonald          $28,245                   $29,308                    $59,500
Thomas J. Neff             $29,166                   $21,765                    $61,200

*Elected effective December 14, 2000.

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan ("equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under that plan. The amounts ultimately received by the directors/trustees under the plan will be directly linked to the investment performance of the funds.

     The amounts of the aggregate compensation payable by the Fund as of October 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $240,119; Mr. Bush, $9,065; Mr. Calhoun, $81,217; Mr. Dixon,
     $388,367; Mr. MacDonald, $485,957 and Mr. Neff, $787,997.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000. In 1996, the equity-based plans superseded a previously approved retirement plan for all directors/trustees, although accruals continued under the retirement plan until October 31, 2000. All of the current outside directors/trustees elected to convert their accrued benefits under the retirement plan.

3. This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors'/trustees' have chosen to defer, but does not include amounts accrued under the equity-based plan and shown in Column 3.

                     ---------------------------------------

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Ms. Binstock, Messrs. Carper, Hilstad, Hudson, Morris, Salzmann are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.

EXECUTIVE VICE PRESIDENT:

W. Thomas Hudson, Jr., age 59

Robert G. Morris, age 56

Eli M. Salzmann, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management)

VICE PRESIDENTS:

Paul A. Hilstad, age 58, Vice President and Secretary

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 49

Stan Dinsky, age 56 (with Lord Abbett since 2000, formerly Managing Director of Prudential Asset Management from 1997 to 2000, prior thereto Director of Equity Research and Senior Vice President of Mitchell Hutchins Asset Management from 1987 to 1997)

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997)

A.Edward Oberhaus III, age 41

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998)

TREASURER:
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 15, 2001, the Fund's officers and directors, as a group, owned less than 1% of our outstanding shares and other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders of 5% or more of a particular class of the Fund's outstanding shares.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/trustees of the Fund: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Jr., Robert G. Morris, and Eli M. Salzmann. The other partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Affiliated Fund, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month as follows:

 .50 of 1% on the first $200 million in assets;
 .40 of 1% on the next $300 million;
 .375 of 1% on the next $200 million;
 .35 of 1% on the next $200 million; and
 .30 of 1% on the Fund's assets over $900 million.

This fee is allocated among Class A, B , C and P based on the classes' proportionate shares of such average daily net assets.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ended October 31, 2000, 1999, and 1998, the management fees paid to Lord Abbett by the Fund amounted to $32,372,356, $26,317,934, and $22,192,209 respectively.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC , a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is the Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board of Directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and brokerage commissions and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts, investment companies and other investment clients, managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a brokerage commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transactions or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended October 31, 2000, 1999, and 1998, the Fund paid total commissions to independent dealers of $13,129,004, $11,088,462, and $12,832,030, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers Class A, B, C or P shares as described in the Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold a meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in the Fund's prospectus.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the Fund's prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in the Fund's prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS.
CLASS A, B, C AND P. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan", the "B Plan" and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses amounts received under the A, B and C Plans for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in you account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of income and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                     Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted         on Redemptions (As % of Amount Subject to Charge)
Before the 1st............................................5.0%
On the 1st, before the 2nd................................4.0%
On the 2nd, before the 3rd................................3.0%
On the 3rd, before the 4th................................3.0%
On the 4th, before the 5th................................2.0%
On the 5th, before the 6th ...............................1.0%
On or after the 6th anniversary...........................None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue or investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings,
(ii) in connection with mandatory distribution under 403(b) plans and IRAs and
(iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CSDC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of you account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales chare or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

The maximum offering price of our Class A shares on October 31, 2000 was computed as follows:

Net asset value per share (net assets divided by
    shares outstanding) ........................................  $16.47

Maximum offering price per share (net asset value
    divided by .9425) ..........................................  $17.47

The net asset value per share for the Class B and Class C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares will be sold at net asset value.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts and Lord Abbett Equity Fund ("LAEF") which is not issuing shares.

The other funds and series which participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementary by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it distributes to shareholders. If in any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder owned shares. All dividends are taxable to shareholders whether received in cash or reinvested in Fund shares. The Fund will send each shareholder annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of the Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non- corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to U.S. federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a mark-to-market election with respect to its investment in a passive foreign investment company, gain or loss with respect to the investment would generally be considered realized at the end of each taxable year of the Fund, even if the Fund continued to hold the investment and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

                                       10.
                                   UNDERWRITER

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Lord Abbett Distributor is obligated to distribute our shares on a best effort basis. Our shares are offered on a continuous basis. For the last three fiscal years, Lord Abbett Distributor, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                                     YEAR ENDED OCTOBER 31,

                                             2000                      1999                          1998
                                             ----                      ----                          ----
Gross sales charge                       $16,641,772               $18,730,335                 $21,698,908
Amount allowed to dealers                $14,174,968               $16,074,161                 $18,696,650
                                         ------------              -----------                 -----------

Net commissions
received by
Lord Abbett                              $2,466,804                $ 2,656,174                 $ 3,002,258
                                         ===========               ===========                 ===========

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the last one, five and ten fiscal-years ended on October 31, 2000 are as follows: 8.50%, 17.48% and 16.95%, respectively, for the Fund's Class A shares. For the fiscal year ended on October 31, 2000 and for the period since inception, August 1, 1996, the average annual compounded rate of total return 9.42% and 18.30%, respectively, for the Fund's Class B shares. For the fiscal year ended October 31, and for fiscal year ended October 31, 2000 and for the period since inception, August 1, 1996, the average annual compounded rate of total return was 13.49% and 18.57%, respectively, for the Fund's Class C shares.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 2000 the yield for the Class A shares of Fund was 1.25%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements, included in the 2000 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

LORD ABBETT

[SIDEBAR]

[LORD ABBETT LOGO]-REGISTERED TRADEMARK-

AFFILIATED FUND


MARCH 1
 2001

PROSPECTUS
Y-SHARE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y shares of the Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

TABLE OF CONTENTS




                      The FUND                                    Page
    What you should know   Goal                                    2
          about the Fund   Principal Strategy                      2
                           Main Risks                              2
                           Performance                             3
                           Fees and Expenses                       4

                  Your INVESTMENT
Information for managing   Purchases                               5
       your Fund account   Redemptions                             6
                           Distributions and Taxes                 6
                           Services For Fund Investors             7
                           Management                              7

                For More INFORMATION
       How to learn more   Other Investment Techniques             8
          about the Fund   Glossary of Shaded Terms                9
                           Recent Performance                      9

                Financial INFORMATION
                           Financial Highlights                    11
                           Line Graph Comparison                   12

 How to learn more about   Back Cover
      the Fund and other
       Lord Abbett Funds

                                    THE FUND


GOAL


     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.


PRINCIPAL STRATEGY


     To pursue this goal, the Fund purchases equity securities of large, seasoned, U.S. and multinational companies that we believe are undervalued. The Fund may invest in such equity securities as common stocks, convertible bonds, convertible preferred stocks, and warrants. The Fund chooses stocks using


     - QUANTITATIVE RESEARCH to identify which stocks we believe represent the best bargains


     - FUNDAMENTAL RESEARCH to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations


     - BUSINESS CYCLE ANALYSIS to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions


     The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forego some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.


     While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company value stocks may limit our downside risk because value stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks.


     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.


     While typically fully invested, at times the Fund may invest temporarily, in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. We may take a temporary defensive position by investing some of the Fund's assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND refers to Lord Abbett Affiliated Fund, Inc.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.


SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.



SMALL-COMPANY STOCKS are stocks of smaller companies which often are new and less established with a tendency to be faster-growing but more volatile than large company stocks.


VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


GROWTH STOCKS are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2  The Fund

                                                                 AFFILIATED FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


[BAR CHART]

[PLOT POINTS]

BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES

1999     17.2%
2000     15.6%

BEST QUARTER  2nd Q '99  10.9%
WORST QUARTER 3rd Q '99  -6.6%

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.


AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
SHARE CLASS                                                     1 YEAR       SINCE INCEPTION
Class Y shares                                                  15.64%            13.08%(2)
S&P 500-Registered Trademark- Index(1)                          -9.10%             8.19%(3)
S&P Barra Value Index(1)                                         6.08%             7.80%(3)


(1) Performance for the unmanaged Indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.


(2)  The date of inception for Class Y shares is 3/27/98.


(3) This represents total return for the period 3/31/98 - 12/31/00, to correspond with Class Y inception date.



                                                                      The Fund 3

                                                                 AFFILIATED FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE
                                                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)                                              none
Maximum Deferred Sales Charge                                                                             none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                                                       0.31%
Other Expenses                                                                                           0.14%
Total Operating Expenses(1)                                                                              0.45%


(1) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares               $46             $144              $252             $567


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4  The Fund

                                YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive and accept your purchase order submitted in proper form. No sales charges apply.

     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for Mutual Fund Fee Based Programs, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of

[SIDENOTE]

NAV per share for the Fund is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

                                                                      The Fund 5

     Kansas City, N.A., routing number - 101000695, bank account number:
     9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemption of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income each quarter and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.


     For federal income tax purposes, the Fund's distribution of investment income and short-term capital gain is taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.


[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

6  The Fund

     The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fees are calculated daily and payable monthly as follows:


             .50 of 1% on the first $200 million in assets
             .40 of 1% on the next $300 million
             .375 of 1% on the next $200 million
             .35 of 1% on the next $200 million
             .30 of 1% on the Fund's assets over $900 million


     For the fiscal year ended October 31, 2000, the actual fee paid to Lord Abbett was at an effective annual rate of .31 of 1%. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The senior members of the team are: Thomas Hudson Jr., Robert Morris and Eli M. Salzmann, each a Partner of Lord Abbett. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzmann joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. from 1996 to 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1991 to 1996.


[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

                                                                      The Fund 7

                                                    FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Fund and their risks.


     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.


     DEBT SECURITIES. The Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.


     DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


     EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     HIGH YIELD DEBT SECURITIES. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The Fund will not invest more than 5% of its assets in high yield debt securities.



8  For More Information

GLOSSARY OF SHADED TERMS

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows:
     ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     MUTUAL FUND FEE-BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE

     The following is a discussion of recent performance for the twelve month period ended October 31, 2000.


     The past fiscal year was characterized by a major swing in market sentiment toward value stocks. If the signs of a broadening out of the market and a turn back toward value investing were knocking at the back door then, they were using a battering ram during the usually quiet summer trading months. The high-flying growth stocks that had led the market throughout all of 1999 experienced a severe correction that has lasted well into the autumn. Conversely, the stocks of companies with attractive valuations and positive cash flows began to garner the interest of investors and surged ahead of the former market leaders. Granted, growth-oriented tech stocks saw a brief rally in June, but the first stone had been cast. Investors had been awakened to the perils of momentum investing, and for the first time in years, value stocks began to handily outperform growth stocks and the broad equity market. As of October 31, 2000, the S&P 500/BARRA Value Index was up 6.3% on a year-to-date basis versus a negative return of 8.9% for the S&P 500/BARRA Growth Index and a negative return of 1.8% for the S&P 500 Index. In addition, earnings shortfalls and other disparaging company news releases that brought down the stock prices of several large, widely-held companies once again proved that careful, bottom-up company research was worth more than wide-sweeping sector investing.


[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

  Robert A. Doe
  Executor of the Estate of John W. Doe

  [Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
NAME OF GUARANTOR

[David R. Leeg illegible signature]
-----------------------------------
AUTHORIZED SIGNATURE
(960)     X 9 0 0 3 4 7 0

SECURITIES TRANSFER AGENTS MEDALLION PROGRAM -Trademark-
                                                SR

- In the case of the corporation -
  ABC Corporation
  Mary B. Doe

  By Mary B. Doe, President

  [Date]


SIGNATURE GUARANTEED
MEDALLION GUARANTEED
NAME OF GUARANTOR

[David R. Leeg illegible signature]
-----------------------------------
AUTHORIZED SIGNATURE
(960)     X 9 0 0 3 4 7 0

SECURITIES TRANSFER AGENTS MEDALLION PROGRAM -Trademark-
                                                SR


                                                              Your Investment 9

     At home in a value-friendly investment environment, the Affiliated Fund was able to perform very respectably. Stocks of electric utility companies, which constituted a large portion of the portfolio, contributed significantly to the Fund's positive performance, despite investors' concerns about rising interest rates. Many of our holdings were able to benefit from increasing deregulation in the industry, as well as high power consumption associated with mounting technology usage. Moreover, our relatively large exposure to energy companies paid off well, as rising oil prices helped boost the price of many of these stocks. Our careful stock picking in stocks of consumer non-cyclical companies, particularly healthcare companies, also significantly buoyed performance.


     At the onset of the second quarter, we had already begun to significantly reduce the portfolio's exposure to many companies in the technology, telecommunications and media sectors due to high valuations and unstable business fundamentals. Many telecommunications services stocks experienced difficulties, as price competition in a number of markets caused companies to miss earnings estimates and to lower future growth forecasts. As we pared back our exposure to technology companies, we made select investments in undervalued companies in basic industries, utilities and financial services (especially insurance companies) where we saw more intrinsic value. While we maintained this weighting shift throughout the period, some of our remaining technology holdings still hampered overall performance.


     After a shaky start at the beginning of the year, financial services was one of the Fund's strongest performing areas by the end of the period. We were overweighted in insurance stocks and other financial intermediaries, many of which posted double-digit gains. However, we remained underweighted in the banking sector due to our expectation that some banks may experience credit quality issues. Our move to basic industries (paper, chemicals, and metals) proved to be a bit premature and worked against our performance early on. However, if the U.S. economy continues to slow, we believe investors will begin to anticipate a more balanced global economic growth environment that should favor the performance of these stocks.


     We believe the market is in the final stages of adjusting to a slowing growth rate for the U.S. economy over the next six to nine months. Interest rates are down and should be moving irregularly lower still. Current concerns about energy prices and dollar strength versus the Euro should ebb as our economy slows. We do not anticipate a change in our investment strategy for the short term. The low economic sensitivity and high interest rate sensitivity of our portfolio has served us well throughout this year. As the U.S. economy slows over the next six months, we will look to add to some of our favorite consumer cyclical stocks, as well as to rebuild our positions in technology when we see select companies offer good value.



10   The Fund

                                                  FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period ended October 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the period ended October 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


------------------------------------------------------------------------------------------------------
                                                                      CLASS Y SHARES
                                                        ----------------------------------------------
                                                                  Year Ended October 31,

Per Share Operating Performance:                              2000           1999          1998(c)
NET ASSET VALUE, BEGINNING OF PERIOD                         $16.25         $14.57        $15.44
INVESTMENT OPERATIONS
 Net investment income                                          .30(e)         .26(e)        .15
 Net realized and unrealized
  gain (loss) on investments                                   2.01           2.65          (.89)
TOTAL FROM INVESTMENT OPERATIONS                               2.31           2.91          (.74)
Distributions to shareholders from:
 Net investment income                                         (.30)          (.28)         (.13)
 Net realized gain                                            (1.76)          (.95)        --
  Total distributions                                         (2.06)         (1.23)         (.13)
NET ASSET VALUE, END OF PERIOD                               $16.50         $16.25        $14.57
TOTAL RETURN(a)                                               15.52%         21.15%        (4.77)(d)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reduction                          .44%(b)        .43%(b)       .24%(b)(d)
 Expenses, excluding expense reduction                          .46%           .43%(b)       .24%(b)(d)
 Net investment income                                         1.96%          1.67%         1.03%(d)
------------------------------------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                                        ----------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                          2000           1999          1998
NET ASSETS, END OF YEAR (000)                           $11,424,493    $10,080,754    $8,520,603
PORTFOLIO TURNOVER RATE                                       52.27%         62.30%        56.49%


(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) The ratio includes expenses paid through an expense offset arrangement.
(c) From March 27, 1998, commencement of offering of class shares.
(d) Not annualized.
(e) Calculated using average shares outstanding during the year.



                                                    Financial Information   11

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the S&P 500-Registered Trademark- Index and S&P Barra Value Index, assuming reinvestment of all dividends and distributions.


------------------------------------------------------------------------------

Past performance is no guarantee of future results.

                         The Fund
                     (Class Y shares)    S&P 500 -Registered Trademark-    S&P Barra
                    at net asset value    Index(1)                         Value Index
 3/31/1998               $10,000             $10,000                       $10,000
10/31/1998                $9,523             $10,062                       $ 9,440
10/31/1999               $11,536             $12,645                       $11,234
10/31/2000               $13,325             $13,413                       $12,322

                          Fiscal Year-end 10/31


------------------------------------------------------------------------------

             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000


                                 1 YEAR               10 YEARS (OR LIFE)(2)
Class Y(3)                       15.52%                    11.69%



(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices, particularly that of the S&P 500-Registered Trademark- Index, is not necessarily representative of the Fund's performance.
(2) The Class Y shares were first offered on 3/27/98. Performance is at net asset value.
(3) This shows total return which is the percent change in net assets, with all dividends and distributions reinvested for the periods shown ending October 31, 2000 using the SEC-required uniform method to compute total return.


12    Financial Information

[SIDENOTE]

TO OBTAIN INFORMATION

BY TELEPHONE.  Call the Fund at:
888-522-2388

BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund docu-
ments can be viewed online or
downloaded directly from the
SEC: www.sec.gov

You can also obtain copies by visit-
ing the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-6009 or by
sending your request electronically
to publicinfo@sec.gov.

LORD ABBETT [LORD ABBETT LOGO]-Registered Trademark-
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

 Lord Abbett Mutual Fund shares are distributed by:
       LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973


                             ADDITIONAL INFORMATION

More information on the Fund is or will be available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund, lists portfolio holdings, and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Affiliated Fund, Inc.                                 LAA-300 (3/01)


SEC FILE NUMBERS: 811-5

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                               MARCH 1, 2001

                        LORD ABBETT AFFILIATED FUND, INC.
                                    Y SHARES
-------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett Affiliated Fund, Inc. may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated March 1, 2001.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


                        TABLE OF CONTENTS                Page
 1.      Fund History                                       1
 2.      Investment Policies                                1
 3.      Management of the Fund                             5
 4.      Control Persons and Principal Holders
         of Securities                                      9
 5.      Investment Advisory and Other Services             9
 6.      Brokerage Allocations and Other Practices         10
 7.      Capital Stock & Other Securities                  11
 8.      Purchase, Redemption & Pricing                    11
 9.      Taxation of the Fund                              12
10.      Underwriter                                       14
11.      Performance                                       14
12.      Financial Statements                              15

                                       1.
                                  FUND HISTORY

The Lord Abbett Affiliated Fund, Inc. (the "Fund") is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975. The Fund has 2,000,000,000 shares of authorized capital stock consisting of five classes (A, B, C, P and Y), $0.001 par value. The Fund offers five classes of shares: Class A, Class B, Class C, Class P, and Class Y. Only the Fund's Class Y shares are offered in this Statement of Additional Information.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

          (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

          (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law);

          (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

          (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

          (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

          (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

          (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

          (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions above will be determined at the time of purchase or sale of the portfolio.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

          (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

          (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

          (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Act, deemed to be liquid by the Board of Directors;

          (4) invest in the securities of other investment companies except as permitted by applicable law;

          (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities);

          (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

          (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

          (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

          (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time;

          (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock; or

          (11) pledge, mortgage or hypothecate its assets, however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

PORTFOLIO TURNOVER RATE. For the year ended October 31, 2000, the Fund's portfolio turnover rate was 52.27% versus 62.30% for the prior year.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWINGS. The Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If the Fund borrows money and experiences a decline in net asset value, the borrowing will incur the Fund losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

COVERED CALL OPTIONS. We may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we might otherwise have sold to protect against depreciation. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current Prospectus.

DEBT SECURITIES. The Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. Issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.

HIGH YIELD DEBT SECURITIES. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The Fund will not invest more than 5% of its assets in high yield debt securities. In general, the market for lower-rated, high-yield bonds is more limited than the market for higher-rated bonds, and because trading in such bonds may be thinner and less active, the market prices of such bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower-yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower-rated, high-yield bonds, Lord Abbett's research and analyses are an important ingredient in the selection of such bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

PORTFOLIO SECURITIES LENDING. The Fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering the Fund's securities, if the borrower defaults. The Fund will limit its securities loans to 30% of its total assets and all loans will be fully collateralized.

COVERED CALL OPTIONS. We may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we might otherwise have sold to protect against depreciation. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current Prospectus.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Directors of the Fund is responsible for the management of the business and affairs of the Fund.

The following Director is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President, Age 55
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, DIRECTOR
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor

New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network (1997-1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc.. Age 59.

WILLIAM H.T. BUSH, DIRECTOR
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., DIRECTOR
Monitor Clipper Partners
650 Madision Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Center of America, Inc. Age 58.

STEWART S. DIXON, DIRECTOR
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 70.

FRANKLIN W. HOBBS, DIRECTOR
720 Park Avenue, #8B
New York, New York

Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); and Chief Executive Officer of Dillon, Read & Co. (1994-1997). Age 53.

C. ALAN MACDONALD, DIRECTOR
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc. and J.B. Williams Co., Inc.. Age 67.

THOMAS J. NEFF, DIRECTOR
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Fund for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Fund's retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                   For the Fiscal Year Ended October 31, 2000
                   ------------------------------------------
         (1)               (2)                       (3)                        (4)

                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 2000
                                                     Accrued by the             Total Compensation Paid
                           Aggregate                 Fund and Twelve            by the Fund and
                           Compensation              Other Lord                 Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Fund(1)               Funds(2)                   Funds(3)
----------------           -------------             ---------------------      ------------------------
E. Thayer Bigelow          $28,596                   $19,491                    $60,000
William H. T. Bush         $28,719                   $16,396                    $60,500
Robert B. Calhoun, Jr.     $28,838                   $12,530                    $61,000
Stewart S. Dixon           $29,749                   $35,872                    $62,900
Franklin W. Hobbs*         none                      none                       none
C. Alan MacDonald          $28,957                   $29,308                    $59,500
Thomas J. Neff             $29,166                   $21,530                    $61,000

  *Elected effective December 14, 2000.


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the plan will be directly linked to the investment performance of the funds.

     The amounts of the aggregate compensation payable by the Fund as of October 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $240,119; Mr. Bush, $9,065; Mr. Calhoun, $81,217; Mr. Dixon,
     $388,367; Mr. MacDonald, $485,957 and Mr. Neff, $787,997.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000. In 1996, the equity-based plans superseded a previously approved retirement plan for all directors/trustees, although accruals continued under the retirement plan until October 31, 2000. All of the current outside directors/trustees elected to convert their accrued benefits under the retirement plan.

3. This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors'/trustees' have chosen to defer, but does not include amounts accrued under the equity-based plan and shown in Column 3.
                    -----------------------------------------


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Ms. Binstock, Messrs. Carper, Hilstad, Hudson, Morris and Salzmann are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.

EXECUTIVE VICE PRESIDENT:

W. Thomas Hudson, Jr., age 59

Robert G. Morris, age 56

Eli M. Salzmann, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management)

VICE PRESIDENTS:

Paul A. Hilstad, age 58, Vice President and Secretary

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 49

Stan Dinsky, age 56 (with Lord Abbett since 2000, formerly Managing Director of Prudential Asset Management from 1997 to 2000, prior thereto Director of Equity Research and Senior Vice President of Mitchell Hutchins Asset Management from 1987 to 1997)

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997)

A.Edward Oberhaus III, age 41

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998)

TREASURER:
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 15, 2001, the Fund's officers and directors, as a group, owned less than 1% of our outstanding shares and other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders of 5% or more of a particular class of the Fund's outstanding shares.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/trustees of the Fund: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Jr., Robert G. Morris, and Eli M. Salzmann. The other partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Affiliated Fund, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month as follows:

 .50 of 1% on the first $200 million in assets;
 .40 of 1% on the next $300 million;
 .375 of 1% on the next $200 million;
 .35 of 1% on the next $200 million; and
 .30 of 1% on the Fund's assets over $900 million.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ended October 31, 2000, 1999, and 1998, the management fees paid to Lord Abbett by the Fund amounted to $32,372,356, $26,317,934, and $22,192,209 respectively.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC , a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is the Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board of Directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT

UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and brokerage commissions and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a brokerage commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transactions or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended October 31, 2000, 1999, and 1998, the Fund paid total commissions to independent dealers of $13,129,004 , $11,088,462, and $12,832,030, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers investors five different classes of shares; only Class Y shares are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

                                       8.
                              PURCHASE, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange

("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other funds before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other funds into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementary by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it distributes to shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder owned shares. All dividends are taxable to shareholders whether received in cash or reinvested in Fund shares. The Fund will send each shareholder annual information concerning the tax treatment of dividends and other distributions..

Upon sale, exchange or redemption of shares of the Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to U.S. federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a mark-to-market election with respect to its investment in a passive foreign investment company, gain or loss with respect to the investment would generally be considered realized at the end of each taxable year of the Fund, even if the Fund continued to hold the investment and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S.

person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. The Fund's average annual returns for the fiscal year ended October 31, 2000 and for the period since inception, March 27, 1998 was 15.52% and 11.69%, respectively.

Yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: Take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Than one is subtracted from the produce of this multiplication and the remainder is multiplied by two. Yield for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements, included in the 2000 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                        LORD ABBETT AFFILIATED FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 23.       Exhibits

               (a) ARTICLES OF INCORPORATION, ARTICLES SUPPLEMENTARY. Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on March 2, 1998.

               (b)  BY-LAWS, AS AMENDED MARCH 9, 2000. FILED HEREIN.


               (b) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.


               (c) MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Lord Abbett Equity Fund, Inc. (File No. 811-6033).

               (e) DISTRIBUTION AGREEMENT. Incorporated by reference to Post-Effective Amendment No. to the Registration Statement on form N-1A filed on .


               (f)  BONUS OR PROFIT SHARING CONTRACTS. FILED HEREIN.


               (g)  CUSTODIAN AGREEMENTS is incorporated by reference.


               (g)  TRANSFER AGENCY AGREEMENT is incorporated by reference.


               (i)  LEGAL OPINION. FILED HEREWITH.


               (j)  OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP FILED
                    HEREIN.


               (k)  OMITTED FINANCIAL STATEMENTS is incorporated by reference.


               (k)  INITIAL CAPITAL AGREEMENTS is incorporated by reference.


               (m) RULE 12b-1 PLAN. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Lord Abbett Research Fund, Inc. (File No. 811-6650).

               (n)  FINANCIAL DATA SCHEDULE. Not applicable.


               (o)  RULE 18f-3 PLAN. FILED HEREIN.


               (p)  CODE OF ETHICS. FILED HEREIN.


Item 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


               None.

Item 25.       INDEMNIFICATION

               Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

               The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned
               Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

               In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both
               Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or
               Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by
               (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

               (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

               Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, or partner of any entity.

Item 27.       PRINCIPAL UNDERWRITER

       (a)     Lord Abbett Bond-Debenture Fund, Inc.
               Lord Abbett Developing Growth Fund, Inc.
               Lord Abbett Global Fund, Inc.
               Lord Abbett Investment Trust
               Lord Abbett Large-Cap Growth Fund
               Lord Abbett Mid-Cap Value Fund, Inc
               Lord Abbett Research Fund, Inc.
               Lord Abbett Securities Trust
               Lord Abbett Series Fund, Inc.
               Lord Abbett Tax-Free Income Fund, Inc.
               Lord Abbett Tax-Free Income Trust
               Lord Abbett U.S. Government Money Market Fund, Inc.

       (b)     The partners of Lord, Abbett & Co. are:

               Name and Principal        Positions and Offices
               Business Address *        With Registrant
               ------------------        ---------------------
               Robert S. Dow             Chairman and President
               Paul A. Hilstad           Vice President & Secretary
               Daniel E. Carper          Vice President
               W. Thomas Hudson, Jr.     Executive Vice President
               Robert G. Morris          Executive Vice President
               Eli M. Salzmann           Executive Vice President
               Joan A. Binstock          Vice President

               The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, John E. Erard, Zane E. Brown, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen J. McGruder, Michael McLaughlin, Robert
               J. Noelke, R. Mark Pennington and Christopher Towle.

               Each of the above has a principal business address:
               90 Hudson Street, Jersey City, NJ 07302

       (c)     Not applicable

Item 28.       LOCATION OF ACCOUNTS AND RECORDS

               Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

               Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

               Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.       MANAGEMENT SERVICES

               None

Item 30.       UNDERTAKINGS

               The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

               The registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of Jersey City, and State of New Jersey, on the 28th of February, 2001.

                                 LORD ABBETT AFFILIATED FUND, INC.

                                 /s/ Christina T. Simmons
                                 ------------------------------
                                 By: Christina T. Simmons
                                 Vice President

                                 /s/ Francie W. Tai
                                 ------------------------------
                                 By:  Francie W. Tai
                                 Treasurer

                        LORD ABBETT AFFILIATED FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURES                          TITLE                                DATE
                                  Chairman, President
/s/Robert S. Dow*                 and Director/Trustee          February 28, 2000
----------------------------      ------------------------      ------------------
Robert S. Dow

/s/ E. Thayer Bigelow*            Director/Trustee              February 28, 2000
----------------------------      ------------------------      -----------------
E. Thayer Bigelow

/s/William H. T. Bush*            Director/Trustee              February 28, 2000
----------------------------      ------------------------      -----------------
William H. T. Bush

/s/Robert B. Calhoun, Jr*.        Director/Trustee              February 28, 2000
--------------------------        ------------------------      -----------------
Robert B. Calhoun, Jr.

/s/Stewart S. Dixon*              Director/Trustee              February 28, 2000
----------------------------      ------------------------      -----------------
Stewart S. Dixon

/s/C. Alan MacDonald*             Director/Trustee              February 28, 2000
----------------------------      ------------------------      ------------------
C. Alan MacDonald

/s/Thomas J. Neff*                Director/Trustee              February 28, 2000
----------------------------      ------------------------      -----------------
Thomas J. Neff

*Lawrence H. Kaplan
-------------------
Attorney-in-Fact
----------------